August 1, 2006

Greenville Small Cap Growth Fund
A series of Professionally Managed Portfolios
Supplement to
Prospectus dated August 29, 2005

Please note effective August 1, 2006, the Greenville Small Cap Growth Fund’s (the “Fund”) Total Annual Operating Expenses will be reduced from 2.00% to 1.89% as a result of Greenville Capital Management, Inc. (“GCM”) contractually agreeing to further reduce its fee and/or absorb additional expenses of the Fund. To reflect this change, the Fees and Expense table of the Fund will be revised to read the following:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees[1] (fees paid directly from your investment)
Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee[2]	1.00%
Deferred Sales Load	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	1.46%
Total Annual Fund Operating Expenses	2.46%
Less: Expense waiver/reimbursement[3]	-0.57%
Net Annual Fund Operating Expenses	1.89%

1 Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.

2 The redemption fee applies only to those shares that have been held for less than three months. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. Please see “Short-term Trading” in this Prospectus for certain exceptions that may apply.

3 GCM has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (excluding interest, taxes and extraordinary expenses) do not exceed 1.89% of average net assets of the Fund for a minimum period of 10 years and for an indefinite period thereafter. This contract may only be terminated by the Trust’s Board of Trustees. GCM is permitted to seek reimbursement from the Fund for fees it reduces and/or Fund expenses it pays over the following three years after such reduction or payment so long as the Fund has paid its current ordinary operating expenses and Total Annual Fund Operating Expenses are less than 1.89%. Furthermore, any such reimbursement is subject to approval by the Board of Trustees.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is August 1, 2006.